Exhibit 10.23

HEARTLAND PAYMENT SYSTEMS, INC.

2002 PEPShares PLAN

STOCK OPTION AGREEMENT

This Stock Option Agreement (“Award Agreement”) is being entered into by the Optionee executing this Award Agreement below and the Company under and subject to the Company’s 2002 PEPShares Plan. Capitalized terms not defined herein shall have the meanings assigned to them in the Plan.

1.             Grant of Option.  The Company hereby agrees to grant to the Optionee, pursuant to the terms of the Plan, Options to purchase such number of Shares as shall be set forth from time to time in one or more Notices of Grant to the Optionee, at the Exercise Price per Share set forth in the Notice of Grant, and subject to the terms and conditions of the Plan, which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and this Award Agreement or a Notice of Grant, the terms and conditions of the Plan shall prevail.

All Options granted under the plan are designated as Incentive Stock Options (“ISOs”) intended to qualify as “incentive stock options” as defined in Section422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section422(d), or to the extent any other requirement of Section 422 is not met, such Options shall be treated as Nonqualified Stock Options (“NSOs”).

2.             Exercise of Option.

(a)           Right to Exercise.  This Option shall be exercisable during its term in accordance with the Plan and this Award Agreement. No Option may be exercised until it has vested in accordance with the terms of the Plan and this Award Agreement.

(b)           Accelerated Vesting.

(i)            An Optionee who is a PEPShare Employee hereby acknowledges and agrees that the vesting of any previously issued Options shall accelerate on the IPO Date if Optionee has achieved 105% or more of Optionee’s cumulative personal quota from January 1, 2002, through the end of the calendar month immediately preceding the IPO Date. Optionee’s personal quota shall be established for any period by Optionee’s manager and approved by the Administrator.

(ii)           After the IPO Date, an Optionee who is a PEPShare Employee may request acceleration of the vesting of such Optionee’s Options by providing the Administrator with notice in writing that such Optionee has achieved 105% or more of such Optionee’s cumulative personal quota from January 1, 2002, through the end of any calendar month on which such determination is made, such personal notice to include a detailed calculation demonstrating such achievement. Such Optionee’s Options shall accelerate upon confirmation by the Administrator that such Optionee has achieved 105% or more of his or her cumulative personal quota for the applicable period.

(iii)          An Optionee who is a HeartlandShare Employee hereby acknowledges and agrees that the vesting of any previously issued Options shall accelerate on the IPO Date.

(c)           Method of Exercise.  Options shall be exercisable by delivery of an Exercise Notice in the form attached as Exhibit A which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all exercised Shares. An Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

(d)           Compliance with Applicable Laws.  No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

(e)           Shareholders’ Agreement.  As a condition to the exercise of an Option, Optionee and any other person or persons exercising an Option, at the request of the Company, will be required to become a party to the Company’s Amended and Restated Shareholders’ Agreement, dated October 11, 2001, as the same may be amended or supplemented by executing a counterpart thereof, whereupon such Optionee and such other persons shall be bound by the provisions thereof, including, but not limited to, provisions which may restrict transfer of Shares and provide a right of repurchase to the Company. If Optionee is required to become a signatory to any such agreement, a copy thereof will be delivered to the Optionee for his or her review following receipt by the Company of the applicable Exercise Notice.

3.             Method of Payment.  Payment of the aggregate Exercise Price shall be by any of the forms of consideration set forth in the Plan. As provided in the Plan, payment for any Portfolio Purchase Options shall consist entirely of a portion of the Optionee’s merchant portfolio equity. The amount of such portfolio equity that will be purchased by the Company in satisfaction of the Exercise Price will depend on the Optionee’s portfolio equity multiplier (“PEM”) at the time of such exercise as determined by the Administrator. The Company will purchase merchant contracts which yield monthly residuals equal to the aggregate Exercise Price of Portfolio Purchase Options divided by the PEM. All determinations and calculations to be made hereunder, including but not limited to, the selection of the merchant contracts that the Company will purchase from the Optionee in satisfaction of such Exercise Price, shall be made by the Company in its sole discretion.

4.             Restrictions on Exercise.  This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

5.             Non-Transferability of Option.  This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Award Agreement shall be binding upon the executors, administrators, heirs, successors and assigns ofthe Optionee.

6.             Term of Option.  This Option may be exercised only within the term set out in the Plan, and may be exercised during such term only in accordance with the Plan and the terms of this Award Agreement.

7.             Optionee’s Representations.  In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

8.             Lock-Up Period.  Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the sale of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

9.             Tax Consequences.  Set forth below is a brief summary as of the date of this Award Agreement of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

(a)           Exercise of NSO.  There may be a regular federal income tax liability, at ordinary income tax rates, upon the exercise of an NSO. If Optionee is an Employee or a former Employee, the Company will be required to withhold from Optionee’s compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

(b)           Exercise of ISO.  If an Option qualifies as an ISO, there will be no regular federal income tax liability upon the exercise of the Option, although the Optionee may be subject to the alternative minimum tax in the year of exercise.

(c)           Disposition of Shares.  The disposition of Shares is generally a taxable event. The tax treatment will depend on whether the Option is an ISO or an NSO, and on the length of time for which the Shares have been held by Optionee.

(d)           Notice of Disqualifying Disposition of ISO Shares.  If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two years after the Date of Grant, or (ii) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. A disqualifying disposition creates the potential that the gain that may have otherwise been taxed at preferential capital gain rates could be taxed at traditional ordinary income rates. Optionee acknowledges and agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

10.           Entire Agreement; Governing Law.  The Plan is incorporated herein by reference. The Plan and this Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the laws of the State of New York.

11.           No Guarantee of Continued Service.  OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE PLAN IS EARNED ONLY BY CONTINUING AS AN EMPLOYEE AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH IN THE PLAN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE OR CONSULTANT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE’ S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP AS AN EMPLOYEE AT ANY TIME, WITH OR WITHOUT CAUSE.

[Signature Page Follows]

[Signature Page to Stock Option Agreement]

Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts any Options subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of the Award Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, this Award Agreement or an Option. Optionee further agrees to notify the Company upon any change in the residence address set forth above.

Name:

Address:

OPTIONEE	HEARTLAND PAYMENT SYSTEMS, INC.

By:
Signature		Name:
Title:

EXHIBIT A

2002 PEPShares PLAN
EXERCISE NOTICE

Heartland Payment Systems, Inc.
130 Nassau Street
Princeton, New Jersey 08542

Attention: Shareholder Services

1.             Exercise of Option.  Effective as of today,                     , 200_, the undersigned Optionee hereby elects to exercise Optionee’s option to purchase                         Shares of the Common Stock of Heartland Payment Systems, Inc. (the “Company”) under and pursuant to the 2002 PEPShares Plan (the “Plan”). Such Option was granted to the Optionee pursuant to a Stock Option Agreement dated                                ,               (the “Award Agreement”) and is evidenced by a Notice of Stock Option Grant dated                        ,           with respect to Grant Number                  . Capitalized terms not defined herein shall have the meanings assigned to them in the Award Agreement.

2.             Delivery of Payment.  Optionee herewith delivers to the Company the full purchase price of the Shares, as set forth in the Plan and the Award Agreement. To the extent that the Optionee is exercising a Portfolio Purchase Option, Optionee hereby sells, assigns, transfers and conveys to the Company, and the Company shall purchase and acquire from the Optionee, all of the Optionee’s right, title and interest to such portion of Optionee’s merchant portfolio equity as shall be necessary to pay for the exercise of such Portfolio Purchase Options in accordance with Section 3 of the Award Agreement.

3.             Representations of Optionee.  Optionee acknowledges that Optionee has received, read and understood the Plan and the Award Agreement and agrees to abide by and be bound by their terms and conditions.

4.             Rights as Shareholder.  Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to such optioned Shares, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as permitted by the Administrator.

5.             Tax Consultation.  Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

6.             Restrictive Legends and Stop-Transfer Orders.

(a)           Legends.  Optionee understands and agrees that the Company may cause such legends as it deems appropriate to be placed upon any certificate(s) evidencing ownership of the Shares, including any legends required by state or federal securities laws.

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(b)           Stop-Transfer Notices.  Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)           Refusal to Transfer.  The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

7.             Successors and Assigns.  The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

8.             Interpretation.  Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

9.             Governing Law; Severability.  This Exercise Notice is governed by the laws of the State of New York.

10.           Entire Agreement.  The Plan and Award Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.

Submitted by:	Accepted by:

OPTIONEE	HEARTLAND PAYMENT SYSTEMS, INC.

By:
Signature	Name:
Title:

Print Name

Date Received:

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EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:

COMPANY:	Heartland Payment Systems, Inc.

SECURITY:

AMOUNT:

DATE:

In connection with the purchase of the above-listed securities (`Shares”), the undersigned Optionee represents to the Company the following:

(a)           Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Optionee is acquiring these Shares for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the ‘Securities Act”).

(b)           Optionee acknowledges and understands that the Shares constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee’s representation was predicated solely upon a present intention to hold these Shares for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Shares, or for a period of one year or any other fixed period in the future. Optionee further understands that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities, except as provided in the Company’s Amended and Restated Shareholders’ Agreement, dated October 11, 2001 (including all amendments thereto). Optionee understands that the certificate evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and any other legend required under applicable state securities laws.

(c)           Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, 90 days thereafter (or such longer period as any market stand-off agreement may require) the Shares exempt under Rule 701 may be resold, subject to the satisfaction of certain of

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the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Shares being sold during any three-month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Shares may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Shares were sold by the Company or the date the Shares were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Shares by an affiliate, or by a non-affiliate who subsequently holds the Shares less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(d)           Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

OPTIONEE

Signature

Print Name

Date:

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